DEBENTURES	12 Months Ended
Dec. 31, 2016
Debt Disclosure [Abstract]
DEBENTURES

NOTE 10 – DEBENTURES

Beginning in November 2015, the Company conducted an offering of up to $3,000 of the Company’s Senior Debentures and warrants to purchase up to 8,000,000 shares of Common Stock, in proportion pro rata to each Subscriber’s subscription amount relative to the total offering amount, with 50% of the Debenture Offering Warrants exercisable at a price per share of $0.05 and the other 50% of the Debenture Offering Warrants exercisable at price per share of $0.075. The Debenture Offering Securities were offered pursuant to subscription agreements with each investor (the “Debenture Offering Subscription Agreement”). Pursuant to the Debenture Offering Subscription Agreements, the investors in the Debenture Offering shall have the right to collectively designate one observer or member to the Company’s Board of Directors. On December 23, 2015, the Company completed the Debenture Offering and entered into Debenture Offering Subscription Agreements with investors representing aggregate gross proceeds to the Company of $3,000.

During the year ended December 31, 2016, the Company recorded amortization expenses in the amounts of $298, in respect of the discounts recorded on the debentures. During the year ended December 31, 2015, the Company recorded amortization expenses in the amounts of $11, in respect of the discounts recorded on the debentures.